Butler National Corporation

Annual Shareholder Meeting

October 3, 2023

Directors

R. Warren Wagoner - Chairman

John M. Edgar

David B. Hayden

Bradley Hoffman

Aric Peters

Officers

Chris Reedy – President & CEO

Tad McMahon – CFO & Secretary


BUTLER
AVIONICS

Agenda

Welcome to the 2023 Annual Shareholder Meeting

1. Business Meeting
2. Presentation
    1. Fiscal Year 2023 Discussions
    2. Activities
    3. Questions
3. Thank you for your Interest





Butler National Corporation
Cautionary Statement

The statements in this presentation may constitute "forward-looking statements" within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements can often be identified by the use of forward-looking terminology, such as "could", "should", "will", "intended", "continue", "believe", "may", "expect", "hope", "anticipate", "goal", "forecast", "plan", "guidance", or "estimate" or the negative of these words, variations thereof or similar expressions. Forward-looking statements are not guarantees of future performance results. They involve risks, uncertainties, and assumptions. It is important to note that any such performance and actual results, financial condition or business, could differ materially from those expressed in such forward-looking statements. In evaluating such statements, a number of risks, uncertainties, and other factors could cause actual results, performance, financial condition, cash flows, prospects, and opportunities to differ materially from those expressed in, or implied by, the forward-looking statements.

These risks, uncertainties, and other factors include those set forth in Item 1A (Risk Factors) of the Butler National Corporation Annual Report on SEC Form 10-K for the fiscal year ended April 30, 2023.


Butler National Corporation
Aerospace Products Segment
Professional Services Segment
Avcon Industries
Butler National – Tempe
Butler Avionics
BNSC/BHCMC (Gaming Manager)
Kansas Int'l DDC (Development)

Facilities
New Century Airport - Kansas



Butler National Corporate Headquarters

The Butler National new corporate headquarters are located on the second floor of our 50,000 square-foot facilities at **1 Aero Plaza, New Century, Kansas.**

Butler Avionics, Inc.

Butler Avionics is co-located with the Corporate Headquarters.





Facilities
Butler National - Tempe, Arizona


Butler National
Corporation

Butler National Corporation has an office and manufacturing operations at **4654 South Ash Ave., Tempe, AZ** in a 16,110 square foot owned facility.

Facilities
Avcon – Newton, Kansas

AVCON

AVCON
ISR SOLUTIONS



AVCON









Avcon Industries is located at **714 North Oliver Road, Newton, Kansas** in a 42,700 square foot leased facility of hangar and office space at the Newton City-County Airport in Newton, Kansas.

Our Business

- Aerospace Segment
  - Aircraft Modifications
  - Avionics
  - Special Mission Electronics

- Services Segment
  - Gaming Management Services
    - Kansas State Owned Gaming



Fiscal 2023 Performance

See SEC Form 10-K for FY Ended Apr. 30, 2023

FY2023 Earnings Per Share: $0.06

Comparative information for fiscal years ending April 30th:

Dollars in Thousands		**2023**		**2022**
Total Revenue	$	75,182	$	71,517
Net Income		**4,516		10,368
Cash		21,997		12,487
Assets		113,906		100,809
Stockholder's Equity		46,781		40,834
Backlog on April 30th		26,360		22,067
Research & Development		3,034		2,352

	7/31/2023	**4/30/2023**
Outstanding Shares	68,727,900	76,891,689

**The FYE 2023 Net Income was reduced by a $4.5 Million severance accrual



Key Economic Drivers for Business Segments

Aerospace

Avcon, Butler Avionics, BNC Tempe

- Global Government Interests
- Aircraft Firefighting / Search & Rescue / Mapping
- Special Mission – Worldwide Stability
- Current Aircraft Fleet Obsolescence
- Regulatory / Aviation Mandates
- Technical Advances in Special Mission Equipment & Avionics



Key Economic Drivers for Business Segments

Professional Services / Gaming

Boot Hill Casino & Resort

- Discretionary Spending
- Inclement Weather
- Patrons feel at home and have fun at BHCR
- Patron Attitude towards Future of Markets
- Gas & Oil Prices
- Grain & Cattle Prices
- Economic Factors



Avcon Industries, Inc.

Aircraft Modifications


















Avcon Industries, Inc.

Aircraft Modifications – Unique Resources & Capabilities







Structural Modifications
Manufacturing - Fabrication
Electrical Systems Integration
Engineering – Design/Aero/Structural/Electrical
Designated Representatives
Supplemental Type Certificate Approvals (STC)/Parts Manufacturing Authority (PMA)

60 Team Members | 2023 Revenue $24.0 Million | 2022 Revenue $21.4 Million

Avcon Industries, Inc.

Aircraft Modifications – Product/Service Uses



Special Mission Mods



Design Engineering



Manufacturing & Installation

Avcon Industries has developed FAA/EASA/DGAC/CAA approved solutions that support:

- Search and Rescue (SAR)
- Fire Detection / Monitoring
- Maritime Surveillance & Patrol
- Aerial Mapping
- Police & Homeland Security Missions
- Coastal / Erosion Research
- Environmental / Atmospheric Research
- Disaster Relief Control
- Oil Spill Detection
- SIGINT Capabilities
- Electronic Functionality & Countermeasures
- Protection Systems


BUTLER



Butler Avionics, Inc.

Installation, Service, & Repair

Avionics + Engineering for FAA Approvals

15 Team Members | 2023 Revenue $2.3 Million | 2022 Revenue $2.4 Million

Butler Avionics
Installations, Service & Repair



Installations

- New Focus:
  - King Air
  - Learjets



Repair & Service

- Learjets
- J.E.T. Products
- “Go-To” Company
  - Autopilots
  - Systems Issues



STC Certification & Manufacturing

- Regulatory Solutions
- Standby Instruments
- Obsolescence

Product Support for **Legacy Aircraft**

















Butler National Corporation – Tempe Control Products

Gun Controls







22 Team Members | 2023 Revenue $10.8 Million | 2022 Revenue $10.6 Million

Gun Controls - Products









- Systems Control / Logic
- Simulation Equipment
- Test Equipment
- Highly Specialized Cabling
- COTS Manufacturing








Boot Hill
Casino & Resort

BNSC/BHCMC, LLC

Boot Hill Casino & Resort

- Management Services
    - Kansas State Owned Gaming
    - Gaming Management Contract with the Kansas Lottery through Dec. 2039
    - Sports Wagering Management Contract with the Kansas Lottery through Sept. 2027
    - Team Members: 264


DRAFTKINGS
SPORTSBOOK

Professional Services - Gaming

	FY 2023	FY 2022
Revenue Traditional Games (Slots and Tables)	$30.6 Million	$32.4 Million
Revenue Sports Wagering (8 Months*)	$ 2.7 Million	N/A
Casino Non-Gaming Revenue	$ 4.5 Million	$ 4.4 Million
Total Revenue	$37.8 Million	$36.8 Million
Long Term Debt (Gaming)	$40.8 Million	$45.0 Million

Total Long Term Debt Reduction of $4.2 Million in FY 2023

The Butler Plan Considerations

Aerospace Segment

Highly Regulated
Highly Specialized (Background)
Engineering Intensive
Fabrication Growable
Highly Expansive Market

Professional Services

Highly Regulated
Capital Intensive
Extension Competition
Difficult to Expand Markets
Market Limited - Geographic





The Butler Plan
Core Competencies

- Ability to receive/understand customer desires and creatively specify products to meet them (frequently new and changing technology)
- Integrate the products, designing provisions (structural and electrical) that will allow the acceptance of the products
- Obtain regulatory approval of the installations of the products
- Qualification, analysis, and testing of products and modifications are integral to our core competencies
- The ability to do all of this in a cost-effective manner
- Result: Cost-Effective FAA Approval of parts or modifications installed onto airplanes





The Butler Plan
Aerospace Growth

Internal Growth

- Product Development
  - Derivative Products
    - Mid-Size Aircraft Mods
    - Cessna 208/208B Caravan
    - Other Airplanes / Existing Products
  - New Products / Existing Aircraft
    - Cargo Door
    - Mission Electronic System Designs
  - Selling "Kits" for Field Installation

External Growth

- Acquisitions
- Supplemental Manufacturing
  - Machine Shop
  - Supplemental Contract Opportunities
- Composite Manufacturing
  - PMA – STC New Part Fabrication
  - Support Existing Product Fabrication
- Aircraft Modification Facilities
  - Skilled Labor Synergy – Complementary Work

Aerospace Growth– Short Term Products / Derivatives

- King Air Cargo Door
  - Most-Requested Product
  - Unique Design– Kit Sales (New Focus)
    - $550,000 Target per Kit/$700,000 Installed
    - King Air Market – 2,000 Airplane Opportunity
    - Anticipated 10 First 12 Months
    - Anticipated Margin $3.5-4.0 Million First 12 Months*
- New Platform
  - Installation Approval of Avcon Pod Product / Camera Ports (Holes)



*12 Months beginning upon delivery of first STC "Kit" for field installation.

Aerospace Growth– Short Term Machine Shop Acquisition

- September 2023 - Acquisition
  - ITAR Registered Manufacturer
  - ISO 9000
  - DoD and Other Customers
  - Specialty Machine Shop
  - Avcon King Air Door Fabrication
    - Minimizes Burden to Avcon Operations
    - Focus on the King Air Door Kits
  - Avcon Synergies


Upr Frame Channel (.080 thk)
Piano Hinge
Corner Ftg
Intercostals (for Mech Sys)
Access/Inspectio n Panels
Fwd Frame Channel (.080 thk)
Sea t
Access/Inspectio n Panels
Aft Frame (.080 thk) Matches shape from removes frame
Inner Skin
Access/Inspectio n Panels
Re-Fit Existing Side Lock Pins to match Entry Door
Mid Frames Channels (.080 thk)
Lwr Frame Channel (.080 thk)
Lwr Lock Pin Provision



Forward Looking– Near Term Complementary Acquisitions

- Aviation Businesses
  - Scope: Complementary to Aerospace Segment
    FAA Credentialed
  - Financing: $15 Million Commitment
    Regional Bank familiar with Aviation
  - Targeting: 2-5 Company Acquisitions in 2-3 Years

Aerospace Growth



Manufacturing / Fabrication – Aviation Parts

- Composite Manufacturing (Acquisition vs Organic)
  - ❑ Support existing Avcon Demand
  - ❑ FAA Approved Parts
    - ○ Significant 3rd Party Demand

Aircraft Modifications

- Fixed Wing – Complementary to Avcon – Focus on Synergy
  - ❑ Niche Maintenance/Structural/Electronics Integration Business
  - ❑ Focus on the "Barrier to Entry" Factors – FAA Approval Process, Repair & Overhaul Areas, STC Acquisition
- Special Mission Modifications
  - ❑ Integrators of Systems
  - ❑ Operators

Questions?

Butler National Corporation

Annual Shareholder Meeting

October 3, 2023

Thank you for your interest in Butler National.

Butler National Corporation

Annual Shareholder Meeting

October 3, 2023